EXHIBIT 10.3

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement, dated as of November 22, 2005 (this “Amendment”), is entered into by and among Vertis, Inc. (“Vertis”) and Vertis Digital Services Limited (“Digital Limited” and, collectively with Vertis, the “Borrowers” and each, individually, a “Borrower”), as Borrowers, the other Credit Parties signatory hereto, General Electric Capital Corporation, as a Lender and as Agent for Lenders (“Agent”), and the other Lenders.

RECITALS

A.            Borrowers, the other Credit Parties, Agent and Lenders are parties to that certain Credit Agreement, dated as of December 22, 2004, including all annexes, exhibits and schedules thereto (as amended by that certain Limited Consent and Amendment No. 1 to Credit Agreement, dated as of October 3, 2005, and as from time to time further amended, restated, supplemented or otherwise modified, the “Credit Agreement”).

B.            Borrowers have requested that Agent and Lenders consent to certain amendments to the Credit Agreement as set forth herein in connection with the formation of Vertis Receivables II, LLC (“Vertis Receivables II”), a new wholly-owned Subsidiary of Vertis, to which Vertis and certain other Credit Parties will sell or otherwise transfer accounts receivable pursuant to that certain Receivables Sale and Servicing Agreement, dated as of November 25, 2005 (the “Receivables II Sale Agreement”), by and among the Originators (as defined therein), Vertis Receivables II, as Buyer, and Vertis, as Servicer, as well as certain other related transactions.

C.            Borrowers, Agent and Lenders are willing to consent to the amendments set forth herein pursuant to, and subject to, the terms and conditions set forth in this Amendment.

D.            This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Loans and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, Borrowers by Lenders, Borrowers, the other Credit Parties, Agent and Lenders hereby agree as follows:

1.             Definitions.  Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.

2.             Amendments to Credit Agreement.

2.1.          Section 5.4 of the Credit Agreement is hereby amended by deleting the word “and” which appears at the end of clause (g), replacing the period at the end of clause (h) with “; and”, and inserting the following new clause (i) at the end thereof:

“(i)          Holdings and Borrowers may guarantee obligations of their Subsidiaries as sellers pursuant to the Receivables Purchase Agreement and related documents, so long as no such guaranty shall give rise to recourse liability (other than in connection with standard securitization undertakings) for the payment of any Receivables Purchase Agreement Assets.”

2.2.          Section 5.19 of the Credit Agreement is hereby amended by deleting the words “in accordance with the provisions of Section 5.7(c)” and replacing them with the words “in accordance with the provisions of Section 5.7(d)”.

2.3.          The definition of “Permitted Encumbrances” set forth in Annex A to the Credit Agreement is hereby amended by replacing the word “Borrowers” in clause (n) of such definition with the words “Receivables Sellers”.

2.4.          The definition of “Receivables Indenture” set forth in Annex A to the Credit Agreement is hereby amended by replacing the words “Amended and Restated Indenture and Servicing Agreement, dated as of December 9, 2002, among Vertis Receivables, LLC, Vertis and Manufacturers and Traders Trust Company, as Trustee” with the following:

“Receivables Funding and Administration Agreement, dated as of November 25, 2005, by and among the Receivables Subsidiary, as Borrower, the financial institutions signatory thereto from time to time as Lenders, and General Electric Capital Corporation, as a Lender, as Swing Line Lender and as Administrative Agent”.

2.5.          The definition of “Receivables Purchase Agreement” set forth in Annex A to the Credit Agreement is hereby amended by replacing the words “Amended and Restated Receivables Purchase Agreement dated as of December 9 2002 among Vertis as Initial Servicer, Vertis and certain of its Subsidiaries, as Sellers, and Vertis Receivables, LLC as Buyer” with the following:

“Receivables Sale and Servicing Agreement, dated as of November 25, 2005, by and among each of the Receivables Sellers party thereto from time to time as Originators, the Receivables Subsidiary, as Buyer, and Vertis, as Servicer”.

2.6.          The definition of “Receivables Purchase Agreement Assets” set forth in Annex A to the Credit Agreement is hereby amended by replacing the words “Collateral (as defined in Section 2.1 of the Receivables Indenture)” with the words “Borrower Collateral (as defined in the Receivables Indenture)”.

2.7.          The definition of “Receivables Subsidiary” set forth in Annex A to the Credit Agreement is hereby amended by replacing the words “Vertis Receivables, LLC” with the words “Vertis Receivables II, LLC”.

2.8.          The definition of “Subsidiary” set forth in Annex A to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Subsidiary means, with respect to any Person, (a) any corporation of which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of 50% or more of such Stock whether by proxy, agreement, operation of law or otherwise, and (b) any partnership or limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or may exercise the powers of a general partner.  Notwithstanding the foregoing (and except for purposes of Sections 3.7(c), 3.9 and 3.15, and the definitions of Unrestricted Subsidiary and Receivables Subsidiary contained herein), an Unrestricted Subsidiary shall be deemed not to be a Subsidiary of Holdings or any of its other Subsidiaries for purposes of this Agreement.  Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of a Borrower.”

2.9.          The last paragraph in the definition of “Unrestricted Subsidiary” set forth in Annex A to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Vertis may designate by written notice to the Agent any Subsidiary (including any newly acquired or newly formed Subsidiary) to be an Unrestricted Subsidiary unless such Subsidiary owns any Stock of, or owns any property of, Holdings or any Subsidiary thereof that is not a Subsidiary of the Subsidiary to be so designated; provided that each Subsidiary to be so designated and each of its Subsidiaries has not at the time of designation, and does not thereafter, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to any Indebtedness pursuant to which Agent or any Lender has recourse to any of the assets of Vertis or any of its Restricted Subsidiaries.”

2.10.        The Agent and Lenders hereby consent to the prior formation of Vertis Receivables II, LLC.

3.             Representations and Warranties.  The Borrowers and Credit Parties, jointly and severally, hereby represent and warrant to Agent and Lenders that:

3.1.          The execution, delivery and performance by the Borrowers and each of the other Credit Parties of this Amendment have been duly authorized by all necessary corporate action, and this Amendment constitutes the legal, valid and binding obligation of the Borrowers and each of the other Credit Parties enforceable against each of them in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or to general principles of equity.

3.2.          The execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby by Borrowers and each Credit Party does not, and will not, contravene or conflict with any provision of (i) law, (ii) any judgment, decree or order, or (iii) the certificate or articles of incorporation or by-laws or other constituent documents of any Borrower or any Credit Party, and does not, and will not, contravene or conflict with, or cause any Lien to arise under, any provision of any indenture, agreement, mortgage, lease, instrument or other document, including, without limitation, the Loan Documents, the February 2003 Senior Subordinated Debt Documents, the 2002 Senior Debt Documents, the 2003 Senior Secured Debt Documents or the Mezzanine Debt Documents, binding upon or otherwise affecting any Borrower or any Credit Party or any property of any Borrower or any Credit Party.

3.3.          No Default or Event of Default exists under the Credit Agreement or any other Loan Document or will be triggered by the execution, delivery and performance of this Amendment or the consummation of the transactions contemplated hereby and by the Receivables II Sale Agreement.  In addition, each Borrower and each other Credit Party hereby represents, warrants and reaffirms that the Credit Agreement and each of the other Loan Documents remains in full force and effect.

4.             Conditions Precedent to Effectiveness.  The effectiveness of the amendments set forth in Section 2 hereof are in each instance subject to the satisfaction of each of the following conditions precedent:

4.1.          Amendment.  This Amendment shall have been duly executed and delivered by the Borrowers, the Credit Parties, Agent and Lenders.

4.2.          No Default.  No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment or the consummation of any of the transactions contemplated hereby or by the Receivables II Sale Agreement.

4.3.          Opinion.  Agent and Lenders shall have received an opinion of counsel to Borrowers, Sullivan & Cromwell LLP, with respect to this Amendment, including, without limitation, as to this Amendment, the Receivables II Sale Agreement and the transactions contemplated hereby and thereby not conflicting with any provision of the Loan Documents, the

February 2003 Senior Subordinated Debt Documents, the 2002 Senior Debt Documents, the 2003 Senior Secured Debt Documents or the Mezzanine Debt Documents, all in form and substance acceptable to Agent.

4.4.          Pledge of Equity in Vertis Receivables II.  As required by Section 4.7 of the Credit Agreement, 100% of the capital Stock of Vertis Receivables II shall have been pledged by Vertis pursuant to an amendment or supplement, in form and substance satisfactory to Agent, to the Pledge Agreement, dated as of December 22, 2004, between Vertis, as Pledgor, and General Electric Capital Corporation, as Agent, and in connection therewith, Vertis shall have delivered to Agent the original stock certificate(s) evidencing 100% of the capital Stock of Vertis Receivables II, together with a stock power(s) duly endorsed in blank by Vertis.

4.5.          Unrestricted Subsidiary Designation.  The Credit Parties shall have delivered to the Agent evidence, in form and substance satisfactory to it, that Vertis Receivables II has been designated, and constitutes, an Unrestricted Subsidiary.

4.6.          Miscellaneous.  Agent and Lenders shall have received such other agreements, instruments and documents as Agent or Lenders may reasonably request.

5.             Reference to and Effect Upon the Credit Agreement and other Loan Documents.

5.1.          Full Force and Effect.  Except as specifically provided herein, the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by all Credit Parties.

5.2.          No Waiver.  The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition, or to any amendment or modification of any term or condition (except as specifically provided herein) of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, the Notes or any other Loan Document.

5.3.          Certain Terms.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

6.             Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

7.             Costs and Expenses.  As provided in the Credit Agreement, Borrowers shall pay the reasonable fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, attorneys’ fees).

8.             GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

9.             Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWERS:

VERTIS, INC.

By:	/S/ Donald E. Roland
Name:	Donald E. Roland
Title:	Chairman and Chief Executive Officer

VERTIS DIGITAL SERVICES LIMITED

By:	/S/ Donald E. Roland
Name:	Donald E. Roland
Title:	Chairman and Chief Executive Officer

GENERAL ELECTRIC CAPITAL CORPORATION
as Agent, an L/C Issuer and Lender

By:	Sandra Claghorn
Duly Authorized Signatory

BANK OF AMERICA, N.A.
as a Lender

By:	/S/ Richard Levenson
Name:	Richard Levenson
Title:	Senior Vice President

The following Persons are signatory to this Amendment in their capacity as Credit Parties and not as Borrowers:

VERTIS HOLDINGS, INC.

By:	/S/ Donald E. Roland
Name:	Donald E. Roland
Title:	Chairman and Chief Executive Officer

ENTERON GROUP LLC

By:	/S/ Donald E. Roland
Name:	Donald E. Roland
Title:	Chairman and Chief Executive Officer

WEBCRAFT, LLC

By:	/S/ Donald E. Roland
Name:	Donald E. Roland
Title:	Chairman and Chief Executive Officer

PRINTCO, INC.

By:	/S/ Donald E. Roland
Name:	Donald E. Roland
Title:	Chairman and Chief Executive Officer

VERTIS MAILING, LLC

By:	/S/ Donald E. Roland
Name:	Donald E. Roland
Title:	Chairman and Chief Executive Officer

WEBCRAFT CHEMICALS, LLC

By:	/S/ Donald E. Roland
Name:	Donald E. Roland
Title:	Chairman and Chief Executive Officer

VERTIS PRS LIMITED

By:	/S/ Donald E. Roland
Name:	Donald E. Roland
Title:	Chairman and Chief Executive Officer

THE ADMAGIC GROUP LIMITED

By:	/S/ Donald E. Roland
Name:	Donald E. Roland
Title:	Chairman and Chief Executive Officer

ADMAGIC LIMITED

By:	/S/ Donald E. Roland
Name:	Donald E. Roland
Title:	Chairman and Chief Executive Officer

FUSION PREMEDIA GROUP LTD

By:	/S/ Donald E. Roland
Name:	Donald E. Roland
Title:	Chairman and Chief Executive Officer